Investments	12 Months Ended
Dec. 31, 2019
Disclosure of Investments [Abstract]
Investments
6	Investments
In June 2018, the Company acquired 478,951 common shares of Anglo Pacific Group PLC (“Anglo Pacific”), a public company listed on the London Stock Exchange (“LSE”) and the TSX, through the sale of the Cañariaco Project Royalty (Note 9).
In 2019, the Company disposed of all its investments in Anglo Pacific common shares for net proceeds of $1.0 million and realized a $0.1 million gain.